STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT, dated as of October 15, 1996 (the "Agreement"), is between Richard A. Manoogian ("Manoogian"), and MASCOTECH, INC., a Delaware corporation (the "Company").

      WHEREAS, Manoogian is the beneficial owner of shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"); and

      WHEREAS, Manoogian desires to sell and the Company desires to purchase 1,000,000 shares of Common Stock (the "Repurchased Stock") owned beneficially by Manoogian upon the terms and conditions hereinafter provided; and

      WHEREAS, simultaneously herewith the Company has entered into a stock purchase agreement with Masco Corporation (the "Company Agreement") providing for the Company to repurchase 17,000,000 shares of Common Stock and warrants to purchase 10,000,000 shares of Common Stock;

      NOW, THEREFORE, it is hereby agreed as follows:

      1.    PURCHASE AND SALE OF REPURCHASED STOCK; CLOSING.

      (a)   Subject to the satisfaction or waiver of the conditions set forth in
Section 5 hereof, Manoogian hereby agrees to sell, convey, transfer and deliver to the Company, and the Company hereby agrees to purchase from Manoogian, the Repurchased Stock in consideration for $13,625,000 (the "Purchase Price").

      (b) The closing of the purchase and sale of the Repurchased Stock (the "Closing") shall take place at the offices of the Company at 21001 Van Born Road, Taylor Michigan 48180 at 10:00 a.m. Detroit time not later than three business days following the satisfaction of the conditions set forth in Section 5 hereof, or at such other time as shall be agreed to in writing by the Company and Manoogian (the "Closing Date").

      (c)   At the Closing,

             (i) Manoogian will deliver to the Company a certificate or certificates evidencing the Repurchased Stock being purchased by the Company hereby, free and clear of any claim, lien, pledge, option, charge, security interest or encumbrance of any nature whatsoever (collectively "Encumbrances"), duly endorsed for transfer to the Company's order or accompanied by stock powers duly executed to the Company's order and with all requisite documentary or stock transfer tax stamps affixed; and

            (ii) the Company will pay to Manoogian the Purchase Price for the Repurchased Stock by (aa) the wire transfer of $6,000,000 in immediately available funds to such bank account as Manoogian shall have designated in writing to the Company at least three days prior to the Closing, and (bb) the delivery to Manoogian of an unsecured Promissory Note in the principal amount of $7,625,000 substantially in the form attached as Exhibit A.

      2. REPRESENTATIONS AND COVENANTS OF MANOOGIAN. Manoogian hereby represents, warrants and covenants to the Company as follows:

      (a) Title to Common Stock. Manoogian is the record holder and sole beneficial owner of the Repurchased Stock being sold pursuant to this Agreement and such Repurchased Stock will be delivered free and clear of any Encumbrances.

      (b) Authority: Execution and Delivery, Etc. Manoogian has full power and authority to enter into this Agreement and Manoogian has full power to sell the Repurchased Stock in accordance with the terms hereof. This Agreement has been duly executed and delivered by Manoogian and constitutes the valid and binding obligation of Manoogian, enforceable against Manoogian in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

      (c) Consents, No Conflicts, Etc. Neither the execution and delivery of this Agreement, the consummation by Manoogian of the transactions contemplated by this Agreement nor compliance by Manoogian with any of the provisions hereof will (with or without the giving of notice or the passage of time) at the time of delivery of the Repurchased Stock (i) violate or conflict with any agreement, instrument, judgment or decree applicable to Manoogian or any assets or properties of Manoogian, (ii) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Manoogian or any material assets or properties of Manoogian or (iii) require Manoogian to obtain any material consent, approval, permission or other authorization of or by, or to make any material designation, declaration, filing, registration or qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority or any other third party whatsoever, other than any disclosure of the transactions contemplated hereby that may be required in Manoogian's filings pursuant to the federal securities laws.

      (d) No Brokers. Manoogian has not entered into, and will not enter into, any agreement, arrangement or understanding with any person or firm with respect to the Repurchased Stock which will result in the obligation of the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby. Manoogian agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities and obligations with respect to any finder's fees, brokerage commissions or similar payments asserted by any person on the basis of any act or statement alleged to have been made by Manoogian.




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

      (e) Access to Information. Manoogian acknowledges that he has been offered access to the business records of the Company and such additional information as he has requested in order that he may make an informed decision regarding the transactions contemplated hereby and has been given the opportunity to meet with Company officials and to have representatives of the Company answer questions regarding the Company's affairs and condition. Manoogian is an experienced and sophisticated participant in transactions of the kind contemplated hereby, is capable of evaluating the merits and risks of transactions of the kind contemplated hereby, is experienced in the evaluation of enterprises such as the Company and has undertaken such investigation and evaluated such information regarding the Company as he has deemed necessary to make an informed and intelligent decision with respect to the execution and performance of this Agreement.

      3. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to Manoogian as follows:

      (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      (b) Authority, Execution and Delivery, Etc. The Company has full corporate power and authority to enter into this Agreement and to purchase the Repurchased Stock in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by the Company and no other actions on the part of the Company are required. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

      (c) Consents, No Conflicts, Etc. Neither the execution and delivery of this Agreement, the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof will (with or without the giving of notice or the passage of time) (i) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of the Company or any agreement, instrument, judgment, decree, statute or regulation applicable to the Company or any assets or properties of the Company,
(ii) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any material assets or properties of the Company or (iii) except as set forth in the Credit Agreement, dated as of September 2, 1993, as amended, among the Company, the banks signatory thereto, and NBD Bank (formerly, NBD Bank, N.A.), as Agent (the "Credit Agreement"), require any material consent, approval, permission or other authorization of or by, or to make any material designation, declaration, filing, registration or qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority or any other third party whatsoever, other than any disclosure of the transactions contemplated hereby that may be required in the Company's filings pursuant to the federal securities laws and the rules of the New York Stock Exchange.

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

      (d) After giving effect to the repurchase of the Repurchased Stock and the transactions contemplated by the Company Agreement, the Company will not be insolvent and will not have unreasonably small capital with which to engage in its businesses. The completion of the transactions contemplated hereby and thereby will comply with the Delaware General Corporation Law. The Company is not a party to, and is not engaged in any discussions with any third person with respect to any agreement other than the Company Agreement pursuant to which the Company would repurchase any material amount of its shares of its capital stock and, except as previously disclosed in its public filing with the Securities and Exchange Commission (the "Commission"), the Company is not a party to, and is not engaged in any discussions with any third person with respect to any agreement to issue any material amount of its securities.

      (e) No Material Changes. The Company has filed all required forms, reports and documents with the Commission required to be filed by it since December 31, 1994 pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder (collectively, the "Company SEC Documents"), all of which have complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and such rules and regulations. As of their respective dates, the Company SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Other than as disclosed in the documents referred to in this Section 3(e), since the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 1996, there has been no material adverse change in the results of operations or financial condition of the Company.

      (f) No Brokers. The Company has not entered into and will not enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of Manoogian to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby. The Company will pay the fees and expenses of Smith Barney Inc. incurred in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold Manoogian harmless from and against any and all claims, liabilities and obligations with respect to any such fees and expenses and finder's fees, brokerage commissions or similar payments asserted by any person on the basis of any act or statement alleged to have been made by the Company.

      (g) Adequacy of Capital and Surplus. As of the date hereof the transactions contemplated hereby and under the Company Agreement could be consummated without the capital of the Company being impaired under the Delaware General Corporation Law.

      4.    OTHER AGREEMENTS.

      (a) Cooperation. Manoogian and the Company will each cooperate with the other and use reasonable efforts to cause the fulfillment of the conditions to the other's obligations hereunder. Without limiting the generality of the foregoing, if any order, decree, preliminary or permanent

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

injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court or other governmental authority having jurisdiction which prohibits or restricts the consummation of the transactions contemplated hereby, or if any action, suit, claim or proceeding before any court or governmental authority shall be threatened or shall have been commenced and be pending which seeks to prohibit or restrict the consummation of the transactions contemplated hereby, each of Manoogian and the Company shall use reasonable efforts and take such actions as may be necessary, at his or its own expense, as the case may be, to have any such order, stay, judgment or decree lifted or dismissed and any such suit, action or proceeding dismissed or terminated.

      5.    CONDITIONS TO THE CLOSING.

      (a) It shall be a condition to the Company's obligation to purchase the Repurchased Stock at the Closing that:

            (i) the representations and warranties of Manoogian shall be true and correct in all material respects (and by the tendering of the Repurchased Stock by Manoogian at the Closing Manoogian shall be deemed to have represented and warranted that this is so) and Manoogian shall have complied in all material respects with all covenants required to be performed prior to the Closing Date;

            (ii) there is not in effect at the time any preliminary or permanent injunction or other order by any court or governmental authority having jurisdiction which prevents or restrains the purchase or sale and delivery of the Repurchased Stock;

            (iii) the Company shall have obtained any waiver or consent required under the Credit Agreement or shall have obtained substitute financing on terms reasonably acceptable to the Company in order to repurchase the Repurchased Stock;

            (iv) Masco Corporation ("Masco") shall have delivered to the Company duly executed amendments to the following agreements with Masco:
      Corporate Services Agreement, dated as of January 1, 1987, the Corporate Opportunities Agreement, dated as of May 1, 1984, and the Amended and Restated Securities Purchase Agreement, dated as of November 23, 1993;

            (v) Masco shall have delivered to the Company a duly executed termination of the Warrant Agreement, dated as of March 31, 1993, between Masco and the Company;

            (vi) there shall be a simultaneous closing under the Company Agreement; and

            (vii) the purchase of the Repurchased Stock shall not result in the capital of the Company being impaired under the Delaware General Corporation Law.




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


      (b) It shall be a condition to the obligations of Manoogian to sell the Repurchased Stock at the Closing that:

            (i) the representations and warranties of the Company shall be true and correct in all material respects (and by tendering the Purchase Price at the Closing the Company shall be deemed to have represented and warranted that this is so) and the Company shall have complied in all material respects with all covenants required to be performed prior to the Closing Date;

            (ii) there is not in effect at the time any preliminary or permanent injunction or other order by any court or governmental authority having jurisdiction which prevents or restrains the purchase or sale and delivery of the Repurchased Stock; and

            (iii) there shall be a simultaneous closing under the Company Agreement.

      6.    SPECIFIC PERFORMANCE.

      (a) Manoogian acknowledges that money damages are an inadequate remedy for a breach of this Agreement which would prevent consummation of the sale of the Repurchased Stock to the Company because of the difficulty of ascertaining the amount of damage that would be suffered by the Company in such event. Therefore, Manoogian agrees that the Company may obtain specific performance to mandate the sale of the Repurchased Stock to the Company in accordance with this Agreement in the event Manoogian's breach would otherwise prevent consummation of the sale of the Repurchased Stock to the Company as set forth in this Agreement.

      (b) The Company acknowledges that money damages are an inadequate remedy for a breach of this Agreement which would prevent consummation of the purchase of the Repurchased Stock by the Company because of the difficulty of ascertaining the amount of damage that would be suffered by Manoogian in such event. Therefore, the Company agrees that Manoogian may obtain specific performance to mandate the purchase of the Repurchased Stock by the Company in accordance with this Agreement in the event the Company's breach would otherwise prevent consummation of the purchase of the Repurchased Stock by the Company as set forth in this Agreement.

      7.    MISCELLANEOUS.

      (a) Expenses. Each party shall be liable for his or its own expenses, as the case may be, in connection with the transactions contemplated by this Agreement.

      (b) Amendments, Etc. All amendments or waivers of any provisions of this Agreement may only be made pursuant to a written instrument executed by the parties hereto or their successors and assigns.



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

      (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement is intended to confer on any person or entity other than the parties hereto and their respective successors and assigns any rights, remedies, obligations or liabilities by reason of this Agreement.

      (d) Notices. All notices, requests and other communications provided for hereunder shall be effective upon receipt, shall be in writing and shall be deemed to have been duly given if delivered in person or by courier, telegraph, telex or by facsimile transmission with electromechanical report of delivery:

            If to the Company:

                  MascoTech, Inc.
                  21001 Van Born Road
                  Taylor, Michigan  48180
                  Attention:  Lee M. Gardner

            With a copy to:

                  Dykema Gossett PLLC
                  1577 North Woodward Avenue
                  Bloomfield Hills, Michigan  48304-2820
                  Attention:  Rex E. Schlaybaugh, Jr., Esq.

            If to Manoogian:

                  c/o Masco Corporation
                  21001 Van Born Road
                  Taylor, Michigan  48180
                  Attention:  Richard A. Manoogian

            With a copy to:

                  Masco Corporation
                  21001 Van Born Road
                  Taylor, Michigan  48180
                  Attention:  John R. Leekley, Esq.

or to such other address with respect to any party as such party shall notify the others in writing.

      (e) Governing Law and Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Michigan (without regard to the choice of law provisions thereof).






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

      (f) Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      (h) Complete Agreement. This Agreement and the Exhibits attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and, except as provided herein, supersedes all previous negotiations, commitments and writings.

      (i) Termination. This Agreement shall terminate if the Closing contemplated hereby shall not have occurred on or prior to December 31, 1996. Notwithstanding the foregoing, the provisions of Section 7(a) shall survive termination of this Agreement.

            IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.



                              /s/ Richard A. Manoogian
                              RICHARD A. MANOOGIAN




                              MASCOTECH, INC.



                              By:/s/ Timothy Wadhams
                              Timothy Wadhams
                              Vice President, Controller and Treasurer










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